SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)         8/27/2004
                                                         ---------

                         First National Bancshares, Inc.
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Florida                     333-60283              06-1522028
           -------                     ---------              ----------
 (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                   Identification No.)


5817 Manatee Avenue West, Bradenton, Florida                     34209
--------------------------------------------                     -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, including Area Code      (941) 794-6969


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


                                TABLE OF CONTENTS
                                -----------------

Item 8.01 Other Events

First National Bancshares, Inc. has reported a stock dividend of 5% effective September 30, 2004 to shareholders of record on September 10, 2004. The company's press release dated August 27, 2004 announcing the stock dividend is attached hereto at Exhibit 99.

Item 9.01 Financial Statements and Exhibits

Exhibit 99 - Press Release dated August 27, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: 8/27/2004                         First National Bancshares, Inc.
       ---------                         /s/ Angela O'Reilly
                                         Angela O'Reilly, Senior Vice President